UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
 INVESTMENT COMPANY

Investment Company Act file number 811-08795

Brookfield High Income Fund Inc.
 (Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
 (Name and address of agent for service)

855-777-8001
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period:  June 30, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Schedule of Investments.

BROOKFIELD HIGH INCOME FUND INC.
Schedule of Investments (Unaudited)
June 30, 2016
	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS - 3.7%
Non-Agency Mortgage-Backed Securities - 3.7%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2,3]	0.59%	04/25/47	$1,429	$1,189,647
GSAMP Trust
Series 2006-HE8, Class A2C [2,3]	0.62	01/25/37	1,407	1,140,533
Home Equity Asset Trust
Series 2006-7, Class 2A3 [2,3]	0.60	01/25/37	1,996	1,396,362
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11 [3,4]	0.72	02/26/37	4,362	2,292,087
Securitized Asset Backed Receivables LLC Trust
Series 2007-BR4, Class A2B [2,3]	0.65	05/25/37	2,438	1,445,324
Total Non-Agency Mortgage-Backed Securities				7,463,953
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS
(Cost $8,091,359)				7,463,953
CORPORATE BONDS - 121.9%
Automotive - 3.7%
American Axle & Manufacturing, Inc. [1]	6.25	03/15/21	3,190	3,309,625
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	650	721,500
Ford Motor Co. [1]	6.50	08/01/18	3,100	3,410,081
Motors Liquidation Co. [5,6]	8.38	07/15/33	8,250	825
Total Automotive				7,442,031
Basic Industry - 9.1%
Alcoa, Inc. [1]	5.55	02/01/17	1,000	1,020,000
Arch Coal, Inc. [1,6]	7.25	06/15/21	6,100	91,500
Cascades, Inc. [1,4,7]	5.50	07/15/22	3,000	2,913,750
Hexion, Inc.	8.88	02/01/18	1,425	1,236,187
Hexion, Inc. [1]	9.00	11/15/20	4,500	2,970,000
INEOS Group Holdings SA [1,4,7]	6.13	08/15/18	3,800	3,835,625
Millar Western Forest Products Ltd. [7]	8.50	04/01/21	1,575	724,500
PulteGroup, Inc. [1]	6.38	05/15/33	2,350	2,438,125
USG Corp. [1]	9.75	01/15/18	3,075	3,370,969
Total Basic Industry				18,600,656
Capital Goods - 3.9%
Ardagh Packaging Finance PLC [1,4,7]	6.75	01/31/21	3,625	3,647,656
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	3,950	4,345,000
Total Capital Goods				7,992,656
Consumer Goods - 3.9%
ACCO Brands Corp. [1]	6.75	04/30/20	3,575	3,785,032
Anheuser-Busch InBev Worldwide, Inc. [1]	7.75	01/15/19	1,000	1,156,905
Post Holdings, Inc. [1]	7.38	02/15/22	2,825	2,969,781
Total Consumer Goods				7,911,718
Energy - 25.2%
AmeriGas Finance LLC [1]	7.00	05/20/22	1,025	1,082,010
Blue Racer Midstream LLC [1,4]	6.13	11/15/22	4,550	4,311,125
Crestwood Midstream Partners LP [4]	6.25	04/01/23	1,500	1,380,000
Dynagas LNG Partners LP [1,7]	6.25	10/30/19	2,825	2,457,750
EP Energy LLC [1]	6.38	06/15/23	3,725	2,235,000
Ferrellgas Partners LP [1]	8.63	06/15/20	3,375	3,375,000
Global Partners LP	6.25	07/15/22	4,650	3,871,125
Holly Energy Partners LP	6.50	03/01/20	3,000	3,015,000
ION Geophysical Corp. [4]	9.13	12/15/21	1,975	1,071,437
LBC Tank Terminals Holding Netherlands BV [1,4,7]	6.88	05/15/23	3,325	3,208,625
MPLX LP [4]	4.88	12/01/24	5,850	5,698,842
Pioneer Natural Resources Co.	6.65	03/15/17	1,250	1,293,694
Precision Drilling Corp. [1,7]	6.63	11/15/20	1,800	1,633,500
Puma International Financing SA [4,7]	6.75	02/01/21	3,125	3,105,688
Suburban Propane Partners LP	7.38	08/01/21	2,800	2,913,764
Targa Pipeline Partners LP [1]	5.88	08/01/23	4,000	3,700,000
Tesoro Logistics LP [1]	6.13	10/15/21	4,250	4,398,750
Trinidad Drilling Ltd. [1,4,7]	7.88	01/15/19	2,865	2,549,850
Total Energy				51,301,160

Healthcare - 9.8%
CHS/Community Health Systems, Inc.	6.88	02/01/22	1,525	1,334,375
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	3,050	2,827,625
HCA, Inc. [1]	5.25	06/15/26	5,250	5,450,156
Kindred Healthcare, Inc.	6.38	04/15/22	3,750	3,346,875
Quorum Health Corp. [4]	11.63	04/15/23	2,850	2,864,250
Tenet Healthcare Corp.	8.13	04/01/22	3,950	4,047,960
Total Healthcare				19,871,241
Media - 8.9%
CCO Holdings LLC	5.75	01/15/24	5,550	5,840,820
Cumulus Media Holdings, Inc. [1]	7.75	05/01/19	2,455	1,006,550
iHeartCommunications, Inc. [1]	9.00	03/01/21	3,550	2,502,750
Mediacom Broadband LLC	6.38	04/01/23	3,950	4,127,750
Neptune Finco Corp. [4]	10.88	10/15/25	4,125	4,715,370
Total Media				18,193,240
Real Estate - 6.7%
Cedar Fair LP [1]	5.25	03/15/21	4,200	4,303,131
Lamar Media Corp.	5.38	01/15/24	4,150	4,295,250
New Albertsons, Inc.[1]	7.75	06/15/26	3,300	3,217,500
Sotheby's [1,4]	5.25	10/01/22	1,850	1,780,625
Total Real Estate				13,596,506
Retail - 1.7%
L Brands, Inc. [1]	7.60	07/15/37	2,500	2,593,750
L Brands, Inc.	8.50	06/15/19	800	928,000
Total Retail				3,521,750
Services - 15.6%
Avis Budget Car Rental LLC [1]	5.50	04/01/23	1,550	1,526,750
Boyd Gaming Corp. [4]	6.38	04/01/26	100	104,500
Boyd Gaming Corp. [1]	9.00	07/01/20	3,625	3,808,515
Casella Waste Systems, Inc. [1]	7.75	02/15/19	3,283	3,350,712
GLP Capital LP [1]	5.38	11/01/23	4,525	4,722,969
H&E Equipment Services, Inc. [1]	7.00	09/01/22	4,250	4,398,750
Isle of Capri Casinos, Inc.	5.88	03/15/21	1,700	1,763,750
MGM Resorts International [1]	7.63	01/15/17	2,875	2,961,250
Terex Corp. [1]	6.00	05/15/21	3,000	3,003,750
Terex Corp. [1]	6.50	04/01/20	1,100	1,109,625
United Rentals North America, Inc. [1]	5.75	11/15/24	3,625	3,652,188
United Rentals North America, Inc.	7.63	04/15/22	1,225	1,307,687
Total Services				31,710,446
Telecommunications - 21.9%
CenturyLink, Inc. [1]	7.65	03/15/42	3,050	2,577,250
CyrusOne LP [1]	6.38	11/15/22	4,425	4,602,000
FairPoint Communications, Inc. [1,4]	8.75	08/15/19	4,325	4,260,125
Frontier Communications Corp. [1]	11.00	09/15/25	6,150	6,365,250
Intelsat Luxembourg SA [1,7]	7.75	06/01/21	6,425	1,574,125
Level 3 Financing, Inc. [1]	5.38	05/01/25	5,775	5,731,687
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	475	384,750
Qwest Corp. [1]	6.88	09/15/33	850	838,184
SBA Communications Corp.	4.88	07/15/22	5,000	4,987,500
T-Mobile USA, Inc. [1]	6.63	04/01/23	3,340	3,538,329
Tyco Electronics Group SA [1,7]	6.55	10/01/17	500	531,535
Windstream Services LLC [1]	7.50	06/01/22	5,725	5,152,500
Zayo Group LLC	6.00	04/01/23	4,000	4,060,000
Total Telecommunications				44,603,235
Transportation - 3.4%
DP World Ltd. [4,7]	6.85	07/02/37	200	219,076
DP World Sukuk Ltd. [4,7]	6.25	07/02/17	400	416,872
Teekay Offshore Partners LP [1,7]	6.00	07/30/19	3,750	3,000,000
Watco Companies LLC [1,4]	6.38	04/01/23	3,275	3,242,250
Total Transportation				6,878,198
Utility - 8.1%
AES Corp. [1]	4.88	05/15/23	4,250	4,196,875
Dynegy, Inc.	6.75	11/01/19	4,075	4,080,094
NRG Energy, Inc.	6.25	07/15/22	4,125	4,001,250
NRG Yield Operating LLC	5.38	08/15/24	4,175	4,154,125
Total Utility				16,432,344
Total CORPORATE BONDS
(Cost $263,816,688)				248,055,181

TERM LOANS - 4.9%
Caesars Growth Properties Holdings LLC [3,8]	6.25	04/10/21	1,719	1,610,487
FMG Resources August 2006 Property Ltd. [3,8]	4.25	06/30/19	2,596	2,478,778
Four Seasons Holdings, Inc. [3,8]	6.25	12/13/20	3,325	3,310,470
MEG Energy Corp. [3,8]	3.75	03/31/20	2,314	2,028,400
Texas Competitive Electric Holdings Company LLC [3,8]	4.92	10/10/17	1,566	523,548
Total TERM LOANS
(Cost $10,703,511)				9,951,683
			Shares	Value
COMMON STOCKS - 2.7%
Automotive - 0.4%
Ford Motor Co.			61,300	$770,541
Basic Industry - 0.0%
EnLink Midstream Partners LP			7,800	129,714
Capital Goods - 0.6%
General Electric Co.			37,450	1,178,926
Consumer Staples - 0.3%
B&G Foods, Inc.			13,810	665,642
Energy - 0.3%
Breitburn Energy Partners LP 9			13,075	981
EV Energy Partners LP [9]			7,900	18,091
ION Geophysical Corp. [9]			19,750	123,043
Thunderbird Resources Equity, Inc. [5,9]			11	453,547
Total Energy				595,662
Telecommunications - 0.7%
CenturyLink, Inc.			33,160	961,971
Verizon Communications, Inc.			7,500	418,800
Total Telecommunications				1,380,771
Utility - 0.4%
AES Corp.			66,250	826,800
Total COMMON STOCKS
(Cost $6,148,140)				5,548,056
EXCHANGE TRADED FUND - 1.4%
SPDR® Barclays High Yield Bond ETF
			80,500	2,873,850
Total EXCHANGE TRADED FUND
(Cost $2,656,613)				2,873,850
WARRANTS - 0.5%
Automotive - 0.5%
General Motors Co. [9]
Expiration: July 2016
Exercise Price: $10.00			34,193	629,835
General Motors Co. [9]
Expiration: July 2019
Exercise Price: $18.33			34,193	356,975
Total Automotive				986,810
Total WARRANTS
(Cost $1,969,136)				986,810

	Interest Rate
SHORT TERM INVESTMENT - 0.3%
STIT Liquid Assets Portfolio, Institutional Class [3]	0.44%	555,830	555,830
Total SHORT TERM INVESTMENT
(Cost $555,830)			555,830
Total Investments - 135.4%
(Cost $293,941,277)			275,435,363
Liabilities in Excess of Other Assets - (35.4)%			(72,001,118)
TOTAL NET ASSETS - 100.0%			$203,434,245

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1 — All or portion of this security is pledged as collateral for credit facility.
2 — Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3 — Variable rate security – Interest rate shown is the rate in effect as of June 30, 2016.
4 — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the total value of all such securities was $51,617,753 or 25.4% of net assets.
5 — Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2016, the total value of all such securities was $454,372 or 0.2% of net assets.
6 — Issuer is currently in default on its regularly scheduled interest payment.
7 — Foreign security or a U.S. security of a foreign company.
8 — Private Placement.
9 — Non-income producing security.

Notes to Financial Statements (Unaudited)
Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments.
Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -quoted prices in active markets for identical assets or liabilities
•
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source.  For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2016:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$-	$-	$7,463,953	$7,463,953
Corporate Bonds	-	248,054,356	825	248,055,181
Term Loans	-	9,951,683	-	9,951,683
Common Stocks	5,094,509	-	453,547	5,548,056
Exchange Traded Fund	2,873,850	-	-	2,873,850
Warrants	986,810	-	-	986,810
Short Term Investment	555,830	-	-	555,830
Total	$9,510,999	$258,006,039	$7,918,325	$275,435,363

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of June 30, 2016:

	Quantitative Information about Level 3 Fair Value Measurements (1)
Assets	Value as of June 30, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Corporate Bond:
Motors Liquidation Co.	$825	Discounted Cash Flow	Anticipated Residual Value	$0.01
Common Stock:
Thunderbird Resources Equity, Inc.	453,547	Analysis of Enterprise Value	Various assumptions of value of assets and liabilities	$34,259-$42,321 ($35,000)
Total	$454,372

 (1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At June 30, 2016, the value of these securities was approximately $7,463,953. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments Note. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage Related Holdings	Corporate Bonds	Common Stocks	Total
Balance as of September 30, 2015	$8,079,848	$4,120,625	$399,350	$12,599,823
Accrued Discounts (Premiums)	306,702	14,844	-	321,546
Realized Gain (Loss)	153,374	-	-	153,374
Change in Unrealized Appreciation (Depreciation)	(555,166)	(434,644)	54,197	(935,613)
Purchases at cost	63,444	-	-	63,444
Sales proceeds	(584,249)	-	-	(584,249)
Transfers out of Level 3	-	(3,700,000)	-	(3,700,000	)(a)
Balance as of June 30, 2016	$7,463,953	$825	$453,547	$7,918,325
Change in unrealized gains or losses relating to assets still held at reporting date	$(555,166)	$-	$54,197	$(500,969)

(a)Transferred due to an increase of observable market data for these securities.

For the nine months ended June 30, 2016, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of June 30, 2016, there were no forward contracts outstanding.

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.

For the nine months ended June 30, 2016, the average interest rate paid under the line of credit was 1.18% of the total line of credit amount available to the Fund.

Total line of credit amount available	$120,000,000
Line of credit outstanding at June 30, 2016	76,316,860
Line of credit amount unused at June 30, 2016	43,683,140
Average balance outstanding during the period	78,148,603
Interest expense incurred on line of credit during the period	1,061,221

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, at June 30, 2016 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$293,941,277	$7,737,936	$(26,243,850)	$(18,505,914)

Item 2. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-Q.

(b) As of the date of filing this Form N-Q, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brookfield High Income Fund Inc.

By (Signature and Title)  /a/ Brian F. Hurley
  Brian F. Hurley
  President and Principal Executive Officer

Date:  August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Brian F. Hurley
  Brian F. Hurley
  President and Principal Executive Officer

Date:  August 25, 2016

By (Signature and Title)  /s/ Angela W. Ghantous
  Angela W. Ghantous
  Treasurer and Principal Financial Officer

Date:  August 25, 2016